July 28, 2015

Dear Shareholder:

For the quarter ending June 30, 2015, the Paradigm Micro-Cap Fund declined by 3.93%, compared to the Russell Microcap Index’s return of 2.80% and the S&P 500 Index’s return of 0.28%. Year to date, the Fund has appreciated 0.80%, compared to increases of 6.03% for the Russell Microcap and 1.23% for the S&P 500. On a trailing twelve-month basis, the Fund has appreciated 10.73%, versus the Russell Microcap’s return of 8.21% and the S&P 500’s return of 7.42%.

June was an especially challenging month for the fund, as it was for many funds given the heightened volatility in the final days of the quarter with the Greek debt crisis and Puerto Rico bond default headlines dominating market fears. Putting aside those final few days, however, we are feeling reasonably constructive about the fund and our outlook for the balance of 2015. We continue to believe that great extremes in stock performance and valuations persist in the markets, and see that as an opportunity for fundamental stock-picking.

In the second quarter, top contributors to the fund included Ducommun, MaxLinear, and RTI Surgical. Ducommun shares appreciated after reporting better-than-expected earnings, driven by gross and operating margin expansion. The aerospace engineering and manufacturing company was also successful in reducing net debt. MaxLinear, an RF semiconductor company, shares posted sharp gains driven by strong first-quarter results and materially increased full-year guidance, fueled in part by its recent Entropic Communications acquisition. Shares of orthopedic implant company RTI Surgical increased following solid first-quarter earnings and the expansion of the company’s commercial agreement with Novation. Continued core business execution and rapid focus product growth should contribute to further upside.

Detractors for the second quarter included Datalink, KapStone Paper & Packaging, and Pacific Sunwear. Datalink shares declined after the data-center solutions and services company reported first-quarter results that were lower than anticipated and guided the second quarter below consensus estimates. Management noted reduced demand in the storage product category. Paper and linerboard manufacturer KapStone has been a significant contributor to the fund’s performance over the long term. However, in the near term the stock was impacted in the quarter by concerns about industry capacity, as well as an unanticipated price cut in West Coast containerboard prices. Pacific Sunwear pulled back after missing first-quarter Street consensus and providing weaker-than-expected guidance for the second quarter. We remain cautiously optimistic around improving branded offerings and a better back-to-school season.

Despite the headwinds for some of our individual holdings, we continue to maintain a positive outlook for 2015. We believe that the US economy continues to eke out its gradual recovery, as evidenced by the most recent employment report. As always, there are gives and takes in the underlying data, such that the latest improvement to a 5.3% unemployment rate was undercut by pockets of weakness in wage growth and labor-force participation. Housing data have also displayed their share of gives and takes, with pending home sales hitting a 9-year high and homebuilder confidence also hitting new highs, while home price growth has moderated. Nonetheless, ISM manufacturing data remain solidly expansionary and US auto sales remain strong.

Importantly for one of our investment themes, construction spending posted extremely encouraging May data on the residential and non-residential sides, both of which reached their highest levels since the 2008 downturn. Also beneficial to our overweight position in the Consumer space is the fact that energy prices remain low, which continues to put more cash back in the consumer’s pocket.

Clearly much of the hand-wringing about a contractionary first quarter has abated, and as suspected, the initially grim first-quarter data were subsequently revised upward. While the severe winter weather clearly dampened first-quarter economic activity, it was purely a matter of timing, rather than an absolute slowdown. Thus, as we look ahead to the second half of the year, we remain encouraged. Clearly all eyes will be on the Fed and its tightening stance, but in our view there is no new news there. The real uncertainty and potential for increased volatility remains on the global front, particularly as evidenced by the most recent tumult around the Greek referendum, its International Monetary Fund (IMF) default, and its still-pending July 20 repayment to the European Central Bank (ECB).

July typically is not a determinant month (i.e., not predictive for the balance of the year). As retailers are clearing their inventories ahead of the critical back-to-school season, combined with seasonal lulls in manufacturing and order activity, it is difficult to gauge trendlines. Nonetheless, we are optimistic that come August, we should see a pickup from both the consumer and manufacturing perspectives. Thus as we meander through these July doldrums, we intend to remain diligent in our portfolio positioning. We view this period as a stock-picker’s opportunity, as many holdings are once again flirting with their 52-week lows.

We continue to see notable bifurcation in the stock performance and valuation within certain sectors, particularly Information Technology and Health Care. This disparity between the “high-fliers” and the “underfollowed and unappreciated” names remains our greatest area of opportunity for new ideas. Our focus and our goal is to invest in individual companies based on their fundamentals, where we believe they are mispriced by the market. It is at these more volatile times that we seek to identify those companies that have been thrown out with the bathwater, so to speak. The good news/bad news is that in these ever-uncertain and unpredictable global times, we see no shortage of sources for market volatility and dislocations.

We shall continue to apply the investing filters that have kept our portfolio in good stead over the years, starting with a strong free cash flow profile, followed by discounted valuations and experienced management teams. In light of that, we take comfort in the fact that the average free cash flow yield across our portfolio universe is approximately 5%. In a zero-interest rate environment, the fact that we can point to some holdings with free cash flow yields in excess of 10% gives us comfort that these companies should be able to generate substantial returns for their shareholders and sustain their value over time. We have found that a company with strong free cash flow has the ability to deploy it in a variety of ways, whether through M&A, share repurchases, dividend increases, and capital deployments to invest in and grow the business. Through a combination of these initiatives, we find that these companies can and do prioritize shareholder returns, and thus are aligned with our own goals.

As always, we thank you for your continued interest and support, and your investment with Paradigm.

Should you have any questions, please feel free to contact us at (518) 431-3500.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW/mbr Enclosures

During the one year period ended June 30, 2015 the Paradigm Micro-Cap Fund returned 10.73%, compared to 8.21% for the Russell Microcap Index and 7.42% for the S&P 500 Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended June 30, 2015 was 14.88% compared to 17.48% for the Russell Microcap Index and 17.34% for the S&P 500 Index. Since Inception (1/1/2008) to June 30, 2015 the Paradigm Micro-Cap Fund’s average annual return was 7.43% compared to 7.51% for the Russell Microcap Index and 6.94% for the S&P 500 Index. As of the Fund’s most recent prospectus dated April 30, 2015, the Fund’s total expense ratio is 1.25% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies. Therefore, the primary comparative index was changed from the S&P 500® Index to the Russell Microcap® Index.

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. These indices do not incur expenses and are not available for investment.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.